                                                                    EXHIBIT 23.3



                          [ARTHUR ANDERSEN LETTERHEAD]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 11, 2000 included in Connecticut Water Service, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in or made a part of this registration statement filed on Form S-4.



/s/ ARTHUR ANDERSEN LLP



Hartford, Connecticut
February 7, 2001